Balance Sheets (Unaudited) (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010
Current Assets
Allowance for accounts receivables	$ 0	$ 0
Shareholders' Equity
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	90,000,000	51,200,000
Common Stock, shares issued (in shares)	47,298,782	46,898,782
Common Stock, shares outstanding (in shares)	47,298,782	46,898,782